UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 24, 2012

MUELLER INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-6770	25-0790410
(State or other	(Commission File	(IRS Employer
jurisdiction	Number)	Identification No.)
of incorporation)

8285 Tournament Drive
Suite 150
Memphis, Tennessee	38125
(Address of principal	Zip Code
executive offices)

Registrant’s telephone number, including area code:     (901) 753-3200

Registrant’s Former Name or Address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On July 24, 2012 the Registrant issued a press release announcing earnings for the quarter ended June 30, 2012. A copy of the press release announcing the second quarter 2012 earnings is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 Press release, dated July 24, 2012 reporting second quarter 2012 earnings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MUELLER INDUSTRIES, INC.

By:	/s/ Kent A. McKee
Name: Kent A. McKee Title: Executive Vice President and Chief Financial Officer

 Date: July 24, 2012

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated July 24, 2012.

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